Securities Act Registration No. 333-171360
Investment Company Act Registration No. 811-22509

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ___☐
Post-Effective Amendment No. 17 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940☐

Amendment No. 18 ☒

(Check appropriate box or boxes.)

LoCorr Investment Trust
(Exact Name of Registrant as Specified in Charter)

261 School Avenue, 4th Floor
Excelsior, MN 55331
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: 952.767.2920

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
(Name and Address of Agent for Service)

With copy to:
JoAnn M. Strasser, Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

It is proposed that this filing will become effective:

☒           Immediately upon filing pursuant to paragraph (b)
☐           On (date) pursuant to paragraph (b)
☐           60 days after filing pursuant to paragraph (a)(1)
☐           On (date) pursuant to paragraph (a)(1)
☐           75 days after filing pursuant to paragraph (a)(2)
☐           On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LoCorr Market Trend Fund

Class	A	LOTAX
Class	C	LOTCX
Class	I	LOTIX

PROSPECTUS
June 23, 2014

Advised by:
LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331

Sub-Advised by:
Graham Capital Management, L.P.
40 Highland Avenue
Rowayton, CT 06853

and

Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

www.LoCorrFunds.com                                                                                                                                                                                              1-855-LCFUNDS
                                                                                                                                                                                                                                         1-855-523-8637

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission, nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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LOCORR MARKET TREND FUND SUMMARY

Investment Objectives:  The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 25 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	2.00%	2.75%	1.75%

(1)	Other expenses are based on estimated amounts for the current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
A	$766	$1,166
C	$278	$853
I	$178	$551

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells financial instruments (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

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Principal Investment Strategies:  The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•	" Market Trend" Strategy

•	"Fixed Income" Strategy

The Market Trend strategy is a macro-oriented quantitative strategy that employs various investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes.  The Market Trend strategy is a quantitative trading system driven by trend-following models. The program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio, and employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the Market Trend strategy will be approximately 50 days; however, that average may differ depending on various factors and the program will make daily adjustments to positions based on both price activity and market volatility.  The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.  The Fund's adviser delegates management of the Fund's Market Trend strategy portfolio to a sub-adviser, Graham Capital Management, L.P. ("GCM").

The Fund will execute a portion of its Market Trend strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary will invest the majority of its assets in futures contracts and other investments (short to medium term investment grade securities) intended to serve as margin or collateral for futures positions.  The Subsidiary is managed by the adviser and sub-advised by GCM and is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities ("ABS"), (5) U.S. residential mortgage-backed securities ("MBS"), (6) U.S. commercial mortgage-backed securities ("CMBS"), (7) interest rate-related futures contracts and (8) interest rate-related or credit default swap contracts.  The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of the Fund's portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  The Fund's adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser, Nuveen Asset Management, LLC ("Nuveen").  The adviser may initially maintain Fund assets in cash or cash equivalents for up to 90 days until the Fund reaches a reasonable size.

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The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to the Market Trend strategy and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated may be higher or lower.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Market Trend strategy investments among financial instruments that are not expected to have returns that are highly correlated to each other or the equity markets and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than the equity markets in general and that are not expected to have returns that are highly correlated to the equity markets or the Market Trend strategy.  However, the Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Securities and Exchange Commission granted the Fund and the adviser an order that allows the adviser (subject to certain conditions including oversight and approval by the Fund's Board of Trustees) to hire a new sub-adviser or sub-advisers and to change the terms of agreements with a sub-adviser or sub-advisers without shareholder approval.  Shareholders will be notified of any sub-adviser changes.

ADVISER'S INVESTMENT PROCESS

The adviser will pursue the Fund's investment objectives, in part, by utilizing its sub-adviser selection and risk management process.

•
Subadviser Selection.  The adviser selects sub-advisers it believes can successfully execute the Fund's overall investment strategies.  The adviser also monitors and evaluates the performance of the sub-advisers; and implements procedures to ensure each sub-adviser complies with the Fund's investment policies and restrictions.

•
Risk Management.  The adviser manages the expected volatility of the Fund's returns by monitoring the interaction and correlation of the returns between the Market Trend and Fixed Income strategies.  Using this risk management process, the adviser believes the Fund's returns, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors' portfolios.

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SUB-ADVISERS' INVESTMENT PROCESS

Graham Capital Management, L.P.

GCM executes the Market Trend strategy by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes.  Futures contracts and foreign exchange forward contracts have leverage inherent in their terms as the Fund need only post a margin deposit and does not have to pay the full price of the contract.

The Market Trend strategy is based on a quantitative investment program that has its origins in GCM’s trend-following trading systems, dating as far back as 1995. Such systems generally are based on computerized mathematical models and can rely both on technical (i.e., historic price and volume data) and fundamental (i.e., general economic, interest rate and industrial production data) information as the basis for their trading decisions. GCM’s trend systems are designed to participate selectively in potential profit opportunities that can occur during periods of price trends in a diverse number of U.S. and international markets.  The trend systems establish positions in markets where the price action of a particular market signals the computerized systems used by GCM that a potential trend in prices is occurring.  The trend systems are designed to analyze, mathematically, the recent trading characteristics of each market and statistically compare such characteristics to the historical trading patterns of the particular market.  The trend systems also employ proprietary risk management and trade filter strategies that seek to benefit from sustained price trends while reducing risk and volatility exposure.  Positions are sold or closed out when price trends are no longer signaled or to manage risk.

Nuveen Asset Management, LLC

Nuveen executes the Fixed Income strategy by selecting securities using a "top-down" approach that begins with the formulation of its general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, Nuveen selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  Nuveen also selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  Nuveen sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security's or derivative's price outlook is deteriorating.

The Fund and the Subsidiary are each a "commodity pool" under the U.S. Commodity Exchange Act, and the adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC").  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.

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Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investments in securities and derivatives as well as the Fund's indirect risks through investing in the Subsidiary.

•
ABS, MBS and CMBS Risk:  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•
Commodity Risk:  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.

•
Derivatives Risk: Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace.  Short positions are subject to potentially unlimited liability.  Purchased options may expire worthless.  Over the counter derivatives, such as swaps, are subject to counterparty default.  Leverage inherent in derivatives such as futures will tend to magnify the Fund’s losses.

•
Fixed Income Risk:  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

•
Foreign Currency Risk:  Currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•
Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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•
Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•
Leverage Risk:  Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

•	Limited History of Operations: The Fund is a new mutual fund and has a limited history of operation.

•
Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•
Management Risk:  The adviser's and each sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results.

•
Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•
Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser's ability to accurately anticipate the future value of a security or instrument.  The Fund's losses are potentially unlimited in a short position transaction.

•
Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  Additionally, losses at the subsidiary are not available to be carried forward nor offset by gains at the Fund level.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

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Who Should Invest in the Fund?

The adviser believes the Fund is appropriate for investors seeking the low-correlation benefits of Market Trend investing, relative to traditional stock portfolios.

Performance:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by visiting www.LoCorrFunds.com or by calling 1-855-523-8637.

Inves tme nt Adviser :  LoCorr Fund Management, LLC

Investment Adviser Portfolio Manager:  Jon C. Essen, Chief Operating Officer of the adviser, has served the Fund as a portfolio manager since it commenced operations in 2014.

Investment Sub-Adviser ( Market Trend):  Graham Capital Management, L.P.

Sub-Adviser Portfolio Managers:  Kenneth G. Tropin, Chairman of GCM, and Pablo Calderini, President and Chief Investment Officer of GCM, have each served the Fund as a portfolio manager since it commenced operations in 2014.

Investment Sub-Adviser (Fixed Income):  Nuveen Asset Management, LLC

Sub-Adviser Portfolio Manager:  Chris J. Neuharth, CFA, Portfolio Manager of Nuveen, has served the Fund as a portfolio manager since it commenced operations in 2014.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, website, or through your broker.  Redemptions will be paid by ACH, check or wire transfer.  The minimum initial investment amount for Class A and Class C shares is $2,500.  The minimum initial investment in Class I shares is $100,000.  The minimum subsequent investment amount for all classes is $500.  The Fund or its adviser may waive any investment minimum.

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Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective. The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days' written notice to shareholders.

Principal Investment Strategies: The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•	" Market Trend" Strategy

•	"Fixed Income" Strategy

The Market Trend strategy is a macro-oriented quantitative strategy that employs various investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The Market Trend strategy is a quantitative trading system driven by trend-following models. The program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio, and employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the Market Trend strategy will be approximately 50 days; however, that average may differ depending on various factors and the program will make daily adjustments to positions based on both price activity and market volatility.  The Fund's adviser delegates management of the Fund's Market Trend strategy portfolio to a sub-adviser, Graham Capital Management, L.P. ("GCM").

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The program trades in a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities. When trading derivative instruments, such as futures or forward contracts, the Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.  GCM employs macro-oriented quantitative investment techniques to select long and short positions in the global futures markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes.  GCM expects the average holding period of instruments traded pursuant to the Market Trend strategy, will be approximately 50 days, although the daily adjustments will be made to positions based on both price activity and market volatility.

The Fund will execute a portion of its Market Trend strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary will invest the majority of its assets in futures contracts and forward contracts and other investments (short to medium term investment grade securities) intended to serve as margin or collateral for such contracts.  The Subsidiary is managed by the adviser and sub-advised by GCM and is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to its Market Trend strategy, as applicable, and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated to each strategy may change.  Notwithstanding such allocation of assets, Fund returns are expected to primarily reflect the returns of the Market Trend strategy given its higher expected volatility.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities ("ABS"), (5) U.S. residential mortgage-backed securities ("MBS"), (6) U.S. commercial mortgage-backed securities ("CMBS"), (7) interest rate-related futures contracts and (8) interest rate-related or credit default swap contracts.  The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P"), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of the Fund's portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  The Fund's adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser, Nuveen Asset Management, LLC ("Nuveen").

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The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Market Trend strategy investments, as applicable, among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity or commodities markets, as applicable, and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than and not highly correlated to the equity or commodities markets or the Market Trend strategy, as applicable.  However, the Fund is "non-diversified" for purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The adviser and the LoCorr Funds were granted an exemptive order from the Securities and Exchange Commission that permits the adviser, with the Board of Trustees approval, to enter into or amend sub-advisory agreements without obtaining shareholder approval.  The order eliminates the need for a shareholder meeting to approve sub-advisors.  Shareholders will be notified if a new sub-adviser is employed by the adviser.

It is the responsibility of the sub-advisers, under the direction of the adviser, to make day-to-day investment decisions for the Fund.  The sub-advisers also place purchase and sell orders for portfolio transactions of the Fund in accordance with the Fund's investment objective and policies.

ADVISER'S INVESTMENT PROCESS

The adviser will pursue the Fund's investment objectives, in part, by utilizing its sub-adviser selection and risk management process.

•
Subadviser Selection.  The adviser selects sub-advisers it believes can successfully execute the Fund's overall investment strategies.  The adviser also monitors and evaluates the performance of the sub-advisers; and implements procedures to ensure each sub-adviser complies with the Fund's investment policies and restrictions.

•
Risk Management.  The adviser manages the expected volatility of the Fund's returns by monitoring the interaction and correlation of the returns between the Market Trend and Fixed Income strategies.  Using this risk management process, the adviser believes the Fund's returns, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors' portfolios.  The adviser may also conduct further analysis to assess securities and investments.  The adviser's quantitative analysis utilizes historical market price data and forecasts to assess correlation of returns and volatility.

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SUB-ADVISERS' INVESTMENT PROCESS

Graham Capital Management, L.P.

GCM executes the Market Trend strategy by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets.  These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The Market Trend strategy is a quantitative trading system driven by trend-following models. This program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio. The strategy employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the Market Trend strategy will be approximately 50 days; however, that average may differ depending on various factors and the system will make daily adjustments to positions based on both price activity and market volatility.  The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.

The Market Trend strategy utilizes a risk overlay model to better control exposure across individual markets and sectors and avoid excessive concentration of investments in a particular market or sector. The overlay model applies sophisticated risk management techniques to the trading signals generated by the sub-models of the Market Trend strategy to enhance the returns of a conventional momentum model.  The risk overlay model is designed to diversify risk across markets and sectors, smooth the volatility of the portfolio and lower execution costs by reducing excessive trading.

Nuveen Asset Management, LLC

Nuveen selects securities for the Fund's Fixed Income strategy using a "top-down" approach that begins with the formulation of its general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, Nuveen selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  In addition to selecting more traditional investments such as government and corporate bonds, Nuveen also selects ABS, MBS, CMBS and derivatives when it believes these investments offer higher yield or better prospects for capital preservation or appreciation than competing investments.

MBS in which the Fund may invest represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators, as well as multi-family residential loans.  CMBS represent participation interests in pools of commercial property mortgage loans originated by private mortgage originators.  ABS represent interests in pools of loans originated by private lenders, some of which may be government approved or affiliated lenders.  Typically, an asset-backed security is issued by a special purpose vehicle ("SPV"), such as a business trust or limited liability company, whose value and income payments are derived from and collateralized (i.e. backed) by a specified pool of underlying loans.  The pool of loans is usually a group of small-dollar amount loans taken for the same or similar purpose, such as student loans, car loans, or credit card loans, but could include cash flows from loans on aircraft, royalty payments and movie revenues.

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Nuveen will use credit default swaps ("CDS") as part of a replication tactic whereby the Fund combines a (1) credit default swap on a portfolio of bonds or a single bond with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of bonds or an individual bond.  Nuveen may also use CDS to protect against the economic effect of an issuer's default.  Credit default swaps are typically two-party (bilateral) financial contracts that transfer credit risk exposure between the two parties.  The Fund will enter into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection "buyer") receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection "seller") is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in bonds.

Nuveen uses futures contracts and interest rate swaps to hedge or manage the Fund's interest rate risk exposure.  To reduce interest rate risk, the Fund will take a short position in an interest rate-related futures contract or a similar position in an interest rate swap contract whereby the Fund agrees to make fixed payments in exchange for receiving floating rate payments that reset according to a reference index such as the London Interbank Offered Rate (LIBOR).  The Fund may also take long positions in futures or swaps to fine-tune or adjust its portfolio interest rate risk profile.

Generally, Nuveen selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  Nuveen sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security's or derivative's price outlook is deteriorating.

LoCorr Market Trend Fund Subsidiary

The Fund will execute its Market Trend strategy, in part, by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest the majority of its assets in futures contracts, forward contracts and other investments intended to serve as margin or collateral for futures positions.  However, the Fund expects to make Market Trend investments outside of the Subsidiary.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.  By investing in commodities indirectly, via futures, through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in commodity futures through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (including another fund in the LoCorr Investment Trust), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M.  The Fund does not have a private letter ruling.  Since the Fund does not have a private letter ruling, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year.  Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

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Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis.

The Fund and the Subsidiary are each a "commodity pool" under the U.S. Commodity Exchange Act, and the adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC").  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.

Principal Investment Risks:

The following risks apply to the Fund's direct investments in securities and derivatives, as applicable, as well as the Fund's indirect risks through investing in the Subsidiaries, unless otherwise noted.

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ABS, MBS and CMBS Risk:  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions.  MBS default rates tend to be sensitive to these conditions and to home prices.  CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices.  Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer.  Additionally, ABS, MBS and CMBS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

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Commodity Risk: The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Derivatives Risk: The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.  Derivative contracts such as futures ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.  Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Fixed Income Risk:  When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk:  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value.  A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

o
Foreign Exchanges Risk:  A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.  Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk:  Using derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile.  The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Limited History of Operations:  The Fund is a new mutual fund and has a limited history of operations.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.

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Liquidity Risk: The Fund is subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser's and each sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser's judgments about the potential performance of a sub-adviser may also prove incorrect and may not produce the desired results.  The profitability of the Fund will also depend upon the ability of the adviser to successfully allocate the Fund's assets and of GCM's ability to select assets for the Fund and its wholly owned Subsidiary, as well as Nuveen's judgments about the attractiveness, value and potential appreciation of the fixed income securities in which the Fund will invest.  There can be no assurance that either the securities selected by the adviser or a sub-adviser will produce positive returns.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Short Position Risk:  The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act to ensure that a Fund shareholder will not lose more than the amount invested in the Fund.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The investments of the Fund and Subsidiary are both managed by the adviser making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary.  Also, the adviser and GCM, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, when viewed on a consolidated basis.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. There is a risk that the IRS will deem the income of such commodities investments not to be “qualifying income” despite the Subsidiary’s distribution of such income through dividends to the Fund resulting in significant tax penalties to the Fund, and indirectly to investors.  The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income and reflected on shareholder's tax Forms 1099 as such.  Additionally, losses at the subsidiary are not available to be carried forward nor offset by gains at the Fund level.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objectives will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information ("SAI").  Shareholders may request portfolio holdings schedules at no charge by calling 1-855-523-8637.

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MANAGEMENT

Investment Adviser:  LoCorr Fund Management, LLC, located at 261 School Avenue, 4th Floor, Excelsior, MN  55331, serves as investment adviser to the Fund.  Subject to the authority of the Fund's Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio, including through the use of sub-advisers.  The adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objective, policies and restrictions.  Additionally, the adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation and oversight of the sub-advisers' investments.  The adviser was established in 2010 and has no clients other than the LoCorr Funds.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund's average daily net assets.  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least May 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution and servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 1.95% of the daily average net assets attributable to each class of the Fund; subject to possible recoupment from a Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  Recoupment amounts may also include organizational expenses incurred prior to the commencement of operations subject to recoupment within three years of the date of such reimbursement.

Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory and sub-advisory agreements with respect to the Fund will be available in the Fund's next issued semi-annual or annual shareholder report.

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Investment Adviser Portfolio Manager:

Jon C. Essen

Chief Operating Officer

Mr. Essen has served as Chief Operating Officer of the adviser since it was founded in November 2010.  Mr. Essen also serves as Senior Vice President and Chief Operating Officer of Octavus Group, LLC, and as a Registered Representative of Octavus, LLC, positions both held since April 2008.  Mr. Essen also began serving as Principal and Chief Compliance Officer of Octavus, LLC in September 2008.  Previously, Mr. Essen served as Chief Operating Officer of Hennessey Financial, LLC from May 2002 to April 2008.  Additionally, Mr. Essen was Chief Financial Officer of Jundt Associates, Inc. from 1998 to 2002 and served as Treasurer of Jundt Funds, Inc. and American Eagle Funds, Inc. from 1999 to 2002.

Sub-Advisers:

Graham Capital Management, L.P.

Graham Capital Management, L.P., located at 40 Highland Avenue, Rowayton, CT 06853, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the adviser, GCM is responsible for management of the Fund's tactical trend futures investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between GCM and the adviser, GCM is entitled to receive, on a monthly basis, an annual sub-advisory fee of up to 1.10% on the Fund's average daily net assets.  However, to the extent the sub-adviser invests in the Fund, its fee may be higher.  The sub-advisory fee will differ depending on the sub-adviser's relationship to the underlying investor and the sub-adviser’s involvement with due diligence and other factors.  It is likely that the sub-adviser will manage a portion of the Fund's assets subject to payment by the adviser at varying fee amounts.  GCM is paid by the adviser not the Fund.  The Fund's management fee does not change based on the fee paid to GCM.  GCM has nearly 20 years of experience managing futures-based assets for institutional clients such as the Fund.  As of December 31, 2013, GCM had approximately $7.4 billion in assets under management.

GCM Portfolio Managers:

Kenneth G. Tropin

Chairman

Kenneth G. Tropin is the Chairman and the founder of GCM.  In May 1994, he founded GCM and became an Associated Person and Principal effective July 27, 1994.  Mr. Tropin developed the firm's original trading programs and is responsible for the overall management of the organization, including the investment of its proprietary trading capital.

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Pablo Calderini

President and Chief Investment Officer

Pablo Calderini is the President and Chief Investment Officer of GCM and, among other things, is responsible for the management and oversight of the discretionary and systematic trading businesses at GCM. He joined GCM in August 2010 and became an Associated Person and Principal of GCM effective August 13, 2010.  Prior to joining GCM, Mr. Calderini worked at Deutsche Bank from June 1997 to July 2010 where he held positions of increasing responsibility, most recently the Global Head of Equity Proprietary Trading. Mr. Calderini commenced his career at Deutsche Bank as Global Head of Emerging Markets.  During his tenure at Deutsche Bank, Mr. Calderini also helped manage several groups across the fixed income and equity platforms, including the Global Credit Derivatives Team.  Mr. Calderini received a B.A. in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del Cema in 1988, each in Argentina.

Prior Performance of GCM

GCM manages Graham Tactical Trend Strategy ("Tactical Trend"), an investment strategy with substantially similar objectives and strategies as it will use to manage the portion of the Fund's assets allocated to it.

The following tables set forth performance data relating to the historical performance of Tactical Trend, which represents the performance of one proprietary and one client account managed by GCM for the periods indicated with investment objectives, policies, strategies and risks substantially similar to those to be employed by the sub-adviser in the management of its allocated portion of the Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing an investment strategy with substantially similar investment strategies measured against the Morningstar Managed Futures Index and does not represent the performance of the Fund. The performance data of Tactical Trend is presented on a proforma basis to reflect the fees and expenses applicable to Class I Shares of the Fund rather than those applicable to the strategy. Tactical Trend is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"), or Subchapter M of the Code. In particular, in order to comply with asset segregation rules under the 1940 Act, the Fund will be subject to limitations on the amount of exposure it may maintain in respect of certain futures, primarily commodity based and fixed income futures, which limitation does not apply to the trading of Tactical Trend in the chart.  Consequently, the performance results for Tactical Trend could have been adversely affected if the strategy had been operated as a registered investment company. Tactical Trend was valued on a monthly basis, which differs from the Securities and Exchange Commission's standardized method of calculating performance that employs daily valuation and may produce different results. You should not consider the past performance of Tactical Trend as indicative of future performance of the Fund.

The fees and expenses associated with an investment in Tactical Trend are different from the fees and expenses associated with an investment in the Fund; accordingly the performance of Tactical Trend shown here has been adjusted to reflect the estimated fees and expenses of Class I shares of the Fund.  If returns had been calculated based on the estimated fees and expenses of Class A or Class C shares of the Fund, returns would have been lower.

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The performance presented below for the similarly managed accounts is shown on a net basis. The net performance results are net of standard management and administration fees which are substantially similar to the fees and expenses for Class I shares of the Fund.  Results include the reinvestment of dividends and capital gains.  Because one Tactical Trend account is traded on a notionally-funded basis, unlike the Fund which is fully funded, the performance for the accounts in the chart below includes interest income earned on cash and cash equivalents calculated for each month in the reporting period by multiplying the then applicable Treasury Bill rate by a factor of 0.90, which represents the average rate of free cash for the Portfolio.

The chart below shows the net annual returns for the Tactical Trend accounts for the calendar years shown, adjusted to reflect the fees, expenses and interest income as described above.  Rates of return are asset-weighted and are calculated as the change in total capital, as adjusted for subscriptions and redemptions during the period.

Name	2006(1)	2007	2008	2009	2010	2011	2012	2013(2)	2014(3)
Tactical Trend	6.26%	14.82%	28.99%	4.78%	3.60%	-1.04%	3.50%	9.11%	-1.11%
Barclay CTA Index(4)	2.99%	7.64%	14.09%	-0.10%	7.05%	-3.09%	-1.70%	-1.42%	0.09%
(1) Period from inception of the proprietary account on 10/1/2006 to 12/31/2006.
(2) Includes the client account from the date of its inception (11/1/2013)
(3) Period from 1/1/2014 to 5/31/2014.
(4) The Barclay CTA Index is a leading industry benchmark of representative performance of investment vehicles of commodity trading advisors. There are 551 programs included in the calculation of the Barclay CTA Index for the year 2014, which is unweighted and rebalanced at the beginning of each year.

The chart below shows the average annual historical performance of Tactical Trend.

For the Periods Ending 12-31-13	Graham Tactical Trend Strategy	Barclay CTA Index
1 Year	8.16%	-1.49%
5 Years	3.99%	0.07%
Since Inception*	8.75%	3.34%

* The inception date for Tactical Trend was 10/1/2006 for the proprietary account and 11/1/2013 for the client account.

Nuveen Asset Management, LLC

Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, serves as a sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the adviser, Nuveen is responsible for management of the Fund's fixed income investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between Nuveen and the adviser, Nuveen is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the LoCorr Fund's average daily net assets, measured in the aggregate, equal to 0.18% of the average daily net assets of the first $50 million of sub-advised assets, 0.14% of the average daily net assets of the next $50 million of sub-advised assets, 0.10% of the average daily net assets of the next $200 million of sub-advised assets, 0.07% of the average daily net assets of the next $700 million of sub-advised assets and 0.05% of the average daily net assets in excess of $1 billion of sub-advised assets.  The minimum annual fee payable by adviser to Nuveen is $45,000.  Nuveen is paid by the adviser not the Fund.  Nuveen has decades of experience managing fixed income assets for individual investors and institutional clients such as the Fund.  As of December 31, 2013, Nuveen had approximately $117 billion in assets under management.

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Nuveen Portfolio Manager:

Chris J. Neuharth, CFA

Portfolio Manager

Mr. Neuharth joined Nuveen in December 2010, pursuant to an agreement whereby part of FAF Advisors, Inc. was acquired by the sub-adviser.  Mr. Neuharth served as a Senior Fixed Income Portfolio Manager at FAF Advisors, Inc. since 2000.  Mr. Neuharth also holds the Charter Financial Analyst designation (CFA).

Investment Subsidiary

The Fund may invest up to 25% of the Fund's total assets (measured at the time of purchase) in the Subsidiary.  The Subsidiary will invest the majority of its assets in futures contracts and other investments intended to serve as margin or collateral for futures positions.  The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days' prior notice of such offer or sale.

The adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  The adviser delegates execution of investment management to GCM, pursuant to a sub-advisory agreement. Under these agreements, the adviser and GCM provide the Subsidiary with the same type of investment management services, under the same terms, as are provided to the Fund.  The advisory agreement and sub-advisory agreements provide for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody services with the same service provider that provides those services to the Fund.

The advisory and sub-advisory fees are paid with respect to the Fund and Subsidiary on a consolidated basis.  The Subsidiary bears the fees and expenses incurred in connection with the custody services that it receives.  The Fund expects that the expenses borne by the respective Subsidiary will not be material in relation to the value of the Fund's assets.  It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.

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The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the adviser and GCM are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments, when viewed on a consolidated basis with the Fund.  These policies and restrictions are described in detail in the SAI.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements, which are included in the Fund's annual and semi-annual reports.  The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's investments are valued each day at the last quoted sales price on each investment's primary exchange.  Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange.  Investments primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio investments' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

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The Fund may use independent pricing services to assist in calculating the value of the Fund's investments.  In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in funds which hold portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the funds do not price their shares, the value of some of the Fund's portfolio investments may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of an investment in the Fund's portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value.  For example, if trading in a portfolio investment is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the investment using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value or from the price that may be realized upon the actual sale of the investment.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Fund: Class A, Class C and Class I.  The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  For information on ongoing distribution fees, see Distribution Fees on page 37 of this Prospectus.  Each class of shares in the Fund represents an interest in the same portfolio of investments within the Fund.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.  The Fund reserves the right to waive sales charges and investment minimums.

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Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts.  The minimum subsequent investment in Class A shares of the Fund is $500 for all accounts.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below.

"Dealer reallowance" is the portion of the sales charge deducted from a mutual fund investment that is paid as a commission to the authorized broker-dealer responsible for assisting you with your investment in Class A shares of the Fund.  In the case of investments of $1,000,000 or more, no sale charge is deducted from the cost of your purchase.  In that case, the Fund is reimbursed in connection with the Dealer reallowance retained by the authorized broker-dealer calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The dealer reallowance rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within 12 months after their purchase in the amount of the dealer reallowance paid on the shares redeemed.  Any applicable CDSC will be based on the original cost of the shares redeemed.  Shares will be aged on the first day of each month regardless of when in the month they were purchased.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Quasar Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your children as well as the ages of your children.

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Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own based on the Fund's current public offering price. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•
Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  At your written request, Class A share purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption.

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Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•
Current and retired trustees and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•
Employees of the adviser and the sub-adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

•
Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•
Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•	Institutional investors (which may include bank trust departments and registered investment advisors).

•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•
Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

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The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund. Class C shares are subject to 12b-1 distribution fees of up to 1.00% of the average daily net assets of Class C shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. Because authorized broker-dealers are paid an up-front commission of 1.00% for assisting you with your investment in Class C shares of the Fund, the adviser shall reimburse the Fund in connection with such commission retained by the authorized broker-dealer calculated as follows: 1.00% on all purchases. As a result, Class C shares are subject to a CDSC on shares redeemed prior to 12 months after their purchase in the amount of 1.00% of the original cost of the shares redeemed.  The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $500.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $500.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application to the following address:

Regular Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 532201-0701

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Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of applications, orders or redemptions requests, does not constitute receipt by the transfer agent of the Fund.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-523-8637. If you are making your first investment in the LoCorr Funds, before you wire funds, the transfer agent must have a completed application. You may mail or overnight deliver your application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that your wire is correctly applied. Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Automatic Investment Plan:  You may participate in the LoCorr Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account.  Please contact the Fund at 1-855-523-8637 for more information about the Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund in which you would like to invest.  All checks must be in U.S. dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000, nor post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

Note:  U.S. Bancorp Fund Services, LLC the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:
•  the name of the Fund and share class
•  the dollar amount of shares to be purchased
•  a completed application or investment stub
    check payable to the Fund in which you would like to invest

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-855-523-8637 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

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Regular Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 532201-0701

Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct them to remove this privilege from your account. You may redeem up to $50,000 using the telephone redemption privilege.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-523-8637. The redemption proceeds normally will be sent by mail or by wire on the business day after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Fund, the transfer agent, and their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you submitted a voided check with your application in order to establish bank instructions on the account, you may have your redemption proceeds wired to the predetermined bank account or funds may be sent via electronic funds transfer through the Automated Clearing House ("ACH") network, also to the bank account previously designated. The Fund's transfer agent imposes a $15 fee for each wire redemption. This fee is deducted from the redemption proceeds from a complete or share specific redemption. For partial redemptions, the fee will be deducted from the account. You do not incur any charge when proceeds are sent via the ACH system and credit is typically available within 2-3 days.

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Redemption Fee and Waiver: The Fund charges a redemption fee of 1.00% of the amount redeemed or exchanged if shares are redeemed or exchanged within 30 days of their purchase.  The Fund has elected not to impose the redemption fee for:

o	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
o	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
o	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
o
redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

o	involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or
o	other types of redemptions as the adviser or the Trust may determine in special situations and approved by the Trust's or the adviser's Chief Compliance Officer.

Redemptions in Kind:  The  Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued at the Fund's net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire on the business day after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be signature guaranteed by an eligible signature guarantor.

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When You Need Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Fund's transfer agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public cannot guarantee signatures.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirement at their discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Additional documents are required for certain type of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

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Low Balances:  If at any time your account balance in a Fund falls below the amounts per share class listed in the table below, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed.

Class	A	C	I
Minimum	$2,500	$2,500	$100,000

After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•	Rejecting or limiting specific purchase requests;

•	Rejecting purchase requests from certain investors; and

•	Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or the Fund may in the sole discretion of each determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

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Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in their ability to monitor the trading activity or enforce the Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or their transfer agent or shareholder servicing agent suspect there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Fund or the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually.  Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash.  If you would like to change your distribution options, you may write or call the transfer agent in advance of the next distribution.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

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Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Beginning in 2013, pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

On the application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, is the principal underwriter/distributor for the shares of the Fund.  The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Class A and Class C shares pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

Class	A	C
12b-1 Fee	0.25%	1.00%

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.  Over time, 12b-1 fees paid under this distribution and service plan will increase the cost of a Class A or Class C shareholder's investment and may cost more than other types of sales charges.

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Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets, including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-523-8637 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your state's abandoned property laws.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

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Privacy Notice

LOCORR INVESTMENT TRUST

Rev. October 2011

FACTS	WHAT DOES LOCORR INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
■     Social Security number and wire transfer instructions
■     account transactions and transaction history
■     investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons LoCorr Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does LoCorr Investment Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-855-LCFUNDS (1-855-523-8637) or go to www.LoCorrFunds.com

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What we do
How does LoCorr Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does LoCorr Investment Trust collect my personal information?
We collect your personal information, for example, when you
■       open and account or deposit money
■       direct us to buy securities or direct us to sell your securities
■       seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only
■sharing for affiliates' everyday business purposes-information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ LoCorr Investment Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ LoCorr Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ LoCorr Investment Trust does not jointly market.

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LoCorr Market Trend Fund

Adviser	LoCorr Fund Management, LLC 261 School Avenue, 4th Floor Excelsior, MN 55331	Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine, LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Drive Milwaukee, WI 53212	Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Additional information about the Fund is included in the Fund's SAI dated June 23, 2014.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-523-8637 or visit www.LoCorrFunds.com.  You may also write to:

LoCorr Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549.

Investment Company Act File # 811-22509

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LoCorr Market Trend Fund

Class	A	LOTAX
Class	C	LOTCX
Class	I	LOTIX

a series of LoCorr Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

June 23 , 2014

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated June 23, 2014 of the LoCorr Market trend Fund (the "Fund"), a series of LoCorr Investment Trust.  The Fund's Prospectus is hereby incorporated by reference, which means it is legally part of this SAI.  You can obtain copies of the Prospectus and, when first published, the Annual Report without charge by contacting the Fund's transfer agent or by calling toll-free 1-855-523-8637.  You may also obtain a Prospectus and Annual Report by visiting www.LoCorrFunds.com.

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OTHER SERVICE PROVIDERS	54
Fund Administration, Accounting and Transfer Agent	54
Custodian	55
DESCRIPTION OF SHARES	55

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THE FUND

The LoCorr Market Trend Fund (the "Fund") is a non-diversified series of LoCorr Investment Trust, an Ohio business trust organized on November 15, 2010 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").  The Trust currently consists of five series, including the Fund.

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described below.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund, on a per-class basis, is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund currently offers three classes of shares, Class A, Class C and Class I shares.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.  Each share class will represent an interest in the same assets of the Fund, have the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

LoCorr Fund Management, LLC (the "Adviser") is the Fund's investment adviser.  Nuveen Asset Management, LLC ("Nuveen") and Graham Capital Management, L.P. ("GCM") each serve as an investment sub-adviser to the Fund. The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

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TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth in the Prospectus.  The Fund's investment objective is not "fundamental" and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days' notice of such a change.

The following information describes securities and instruments in which the Fund may invest and their related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund's Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in to the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

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Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Business Development Companies

The Fund may invest in business development companies ("BDCs"), each of which may pay performance-based fees to their managers.  A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities.  BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, performance-based incentive allocations or fees and expenses at the BDC level.  BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.  Also, BDCs may engage in certain principal and joint transactions that a mutual fund may not without an exemptive order from the Securities and Exchange Commission (the "SEC").  Also, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any other investment company, such as a BDC, unless the other investment company has an exemptive order from the SEC.

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Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  The Fund may invest in exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange-traded funds ("Investment Companies ").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

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In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority ("FINRA") for a fund of funds.

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Investment Companies, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

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Investment decisions by the investment advisors of the Investment Companies are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

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Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap "creation units" in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

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REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

The Fund may invest in master limited partnership interests ("MLPs").  MLPs are limited partnerships, the interests in which (known as "units") are traded on public exchanges, just like corporate stock.  MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  Master limited partnerships are also called publicly traded partnerships and public limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in an MLP, he or she becomes a limited partner.  MLPs are formed in several ways. A non-traded partnership may decide to go public.  Several non-traded partnerships may "roll up" into a single MLP.  A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt.  A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.

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There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks.  Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change MLP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long.  In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP's revenue stream negatively.  MLPs also carry some interest rate risks.  During increases in interest rates, MLPs may not produce desirable returns to shareholders.

Derivatives

The Fund may invest in derivatives in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities.  The information below contains general additional information about derivatives.

Futures Contracts.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

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These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act ("CEA"), and the Advisor is registered as a "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and is a member of the National Futures Association ("NFA").  As a registered commodity pool operator with respect to the Fund and the Subsidiary, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

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Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options On Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

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The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

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Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

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Swap Agreements.  The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

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Certain Investment Techniques and Derivatives Risks. When the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

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There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

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Credit Risk. Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

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Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

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Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

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Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk investments. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities.
High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These bonds are typically sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

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Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Investment Companies that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations.  States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to "non-appropriation" risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

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United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities ("TIPS").  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index ("CPI").  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

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The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

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Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Foreign Securities

The Fund may invest in securities of foreign issuers and ETFs and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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Emerging Markets Securities.  The Fund may purchase securities of emerging market issuers and ETFs and other closed-end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

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Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund's Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

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Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Fund's Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

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6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by purchasing non-publicly offered debt securities; (d) indirectly though Underlying Funds, as defined in the Fund's Prospectus.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  The Fund will not pledge more than one-third of its assets at any one time.

2.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on "margin."  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts and other permitted investment techniques.

3.  Illiquid Investments.  The Fund will not hold 15% or more of their respective net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings, if any, shall be maintained in the manner contemplated by applicable law.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of their complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Trust has an ongoing arrangement to release portfolio holdings to various rating agencies that regularly analyze the portfolio holdings of mutual funds and investment advisers in order to monitor and report on various attributes.  Portfolio holdings will be supplied to these agencies no more frequently than quarterly and approximately 15 days after the end of each quarter.

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Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, sub-advisers, the Administrator and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, sub-advisers, the Administrator and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund's Adviser will publish a schedule of the Fund's 10 largest portfolio holdings on a quarterly basis approximately 10 days after the end of each quarter.  The Fund's fiscal quarters end on the last day of March, June, September and December.  The schedule shall be published on the Adviser's website at www.LoCorrFunds.com.  This information will remain on the website until new information for the next quarter is posted.  This information is also available by calling toll-free 1-855-523-8637.

The Fund, the Adviser, the sub-advisers, the Administrator and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, sub-advisers, or any affiliated person of the Fund or the Adviser or sub-advisers.  Additionally, the Adviser and sub-advisers, and any affiliated persons of the Adviser or sub-advisers, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

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Information privately disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund's Adviser, sub-advisers, Administrator and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of non-public information about the Fund's portfolio holdings and the duty not to trade on the non-public information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws, which have been filed with the SEC and are available upon request. The Board consists of 5 individuals, 3 of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the governing documents of the Trust, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Kevin M. Kinzie, who has served as the Chairman of the Board and President since the Trust was organized in 2011.  Mr. Kinzie is an "interested person" as defined in the 1940 Act by virtue of his indirect controlling interest in and his status as an officer of LoCorr Fund Management, LLC (the Trust's investment adviser).  The Board of Trustees is comprised of Mr. Kinzie and four other Trustees, three of whom are not an interested person ("Independent Trustees").  The Independent Trustees have not selected a Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  The Audit Committee will not consider nominees recommended by shareholders, except as required under the 1940 Act and rules thereunder.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee (with an independent chairman), and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Fund and each shareholder because of the Board's collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

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Board Risk Oversight

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Jon. C Essen, the Trust's Chief Compliance Officer.  Mr. Essen is also the Trust's Treasurer and Secretary and a Trustee.  The Chief Compliance Officer reports at quarterly Board meetings and on an ad hoc basis, when and if necessary.  The Audit Committee, which has an independent chairman, considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Kevin M. Kinzie has more than 20 years of experience in the financial services field, including experience as President and Chief Executive Officer of a FINRA-registered broker/dealer, President and Chief Executive Officer of a financial services marketing firm and as founder of a loan sourcing network serving a group of bank lenders.  Mr. Kinzie also holds a Bachelor of Science degree in business and marketing from the University of Colorado.  Mr. Kinzie's background in financial services management and his leadership skills as a financial executive bring practical knowledge to Board discussions regarding the operations of the Fund and the Trust.

Mr. Jon C. Essen has more than 20 years of experience in the financial services field, including experience as Senior Vice President and Chief Operating Officer of a FINRA-registered broker/dealer, Chief Operating Officer of a commercial finance enterprise, Chief Financial Officer of an investment adviser and Treasurer of two mutual fund complexes.  Mr. Essen holds a Bachelor of Science degree in business administration from Mankato State University and holds the Certified Public Accountant (inactive) designation.  Mr. Essen's background in investment management and accounting, his leadership skills as a chief financial officer, and his experience with other mutual funds bring context and insight to Board discussions and decision-making regarding the Trust's operations and dialogue with the Fund's auditors.

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Mr. James W. Morton has more than 30 years of experience in the financial services field, including experience as President and Chairman of the Board of an FDIC-insured community bank.  Mr. Morton's background in loan, investment, financial and risk management and his leadership skills as a President and Chairman contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussions regarding Trust operations, growth and risk management.

Mr. Ronald A. Tschetter has more than 30 years of experience in the financial services field, including experience as President a FINRA-registered broker/dealer and has several years of experience in financial matters based on his service to non-profit organizations.  Mr. Tschetter holds a Bachelor's degree in psychology and social studies from Bethel University.  Additionally, Tschetter served as the Director of the U.S. Peace Corps.

Mr. Mark A. Thompson has more than 30 years of experience in investment management, including co-founding Riverbridge Partners, LLC ("Riverbridge"), an investment management firm.  At Riverbridge, Mr. Thompson chairs the Executive Committee, which is responsible for the strategic decision making and overall management of the firm. Mr. Thompson also serves as Chief Investment Officer of Riverbridge, and he is responsible for coordinating the efforts of the firm's investment team and overall portfolio compliance. Mr. Thompson holds a Bachelor's degree in finance from the University Of Minnesota Carlson School Of Management and is a member of the CFA Institute and the CFA Society of Minnesota.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes the Board highly effective.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o LoCorr Fund Management, LLC, 261 School Avenue, 4th Floor, Excelsior, MN 55331.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Ronald A. Tschetter Year of Birth: 1941	Trustee/January 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, September 2006 to January 2009.	5	None
James W. Morton Year of Birth: 1939	Trustee/January 2011 to present	Chairman of the Board, Fidelity Bank (community bank), 2008 to present, President 1978 to 2008.	5	None
Mark Thompson Year of Birth: 1959	Trustee/December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	5	None
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the LoCorr Investment Trust.

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Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen* Year of Birth: 1963	Treasurer, Secretary, Chief Compliance Officer/ January 2011 to present; Trustee/November, 2010 to present	Chief Operating Officer and Chief Compliance Officer of LoCorr Fund Management, LLC, November 2010 to present; Senior Vice President, Chief Operating Officer and Registered Representative of Octavus Group, LLC (broker/dealer), April 2008 to present.	5	None
Kevin M. Kinzie* Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, November 2010 to present; President and Chief Executive Officer of Octavus Group, LLC (broker/dealer), March 2002 to present.	5	None
* Mr. Essen is an interested Trustee because he is an officer of the Trust and the Fund's Adviser, * Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Fund's Adviser.
** The term of office for each Trustee and Officer listed above will continue indefinitely.
*** The term "Fund Complex" refers to the LoCorr Investment Trust.

Board Committees

Audit Committee. The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the Trust's most recent fiscal year, the Audit Committee met three times.

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Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive an annual fee of $20,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended December 31, 2013.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

	Aggregate Compensation From^
Name of Trustee	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Long/Short Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Trustees
Jon C. Essen	$0	$0	$0	$0	$0	$0
Kevin M. Kinzie	$0	$0	$0	$0	$0	$0
Michael T. Ayres**	$4,500	$500	$0	$0	$0	$5,000
Ronald A. Tschetter	$18,640	$1,256	$104	$0	$0	$20,000
Mark Thompson	$18,640	$1,256	$104	$0	$0	$20,000
James W. Morton	$18,640	$1,256	$104	$0	$0	$20,000

^ As of December 31, 2013, the LoCorr Spectrum Income Fund had not completed a full fiscal year of operations and the LoCorr Market Trend Fund had not yet commenced investment operations. Each Fund will be allocated a pro-rata share of Trustee expenses based up relative net assets.
*The term "Fund Complex" refers to the LoCorr Investment Trust, which consists of five Funds.
**Mr. Ayres resigned on April 10, 2013, and no longer serves as a Trustee.

Trustee Ownership

As of the date of this SAI, the Fund had not commenced operations, therefore no Trustee held any shares of the Fund.  As of December 31, 2013 the Trustees held amounts of other funds in the Trust as indicated below.

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Name of Trustee	Dollar Range of Equity Securities in the LoCorr Market Trend Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jon C. Essen	None	$10,001 - $50,000
Kevin M. Kinzie	None	Over $100,000
Ronald A. Tschetter	None	Over $100,000
Mark Thompson	None	Over $100,000
James W. Morton	None	$10,001 - $50,000

The following table indicates the value of securities in the parent company of the Adviser held by any Independent Trustee and his immediate family members beneficially owned as of December 31, 2013.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities (12-31-13)	Percent of Class
James W. Morton	Joe Morton, son	Octavus Group, LLC	Common Units (non- voting)	$800,000	100%

As of the date of this SAI, the Trustees and officers, as a group, owned 0% of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  As of the date of this SAI, the Fund had not commenced operations, therefore there were no control persons or principal shareholders with respect to holding shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

LoCorr Fund Management, LLC, 261 School Avenue, 4th Floor, Excelsior, MN 55331, serves as investment adviser to the Fund.  The Adviser was established in 2010 for the purpose of advising the Fund within the Trust and has no other clients.  Kevin M. Kinzie is deemed to indirectly control the Adviser by virtue of his ownership of more than 25% of the Adviser's parent company's membership interests.  Jon C. Essen is an affiliated person of the Trust because he is a Trustee and officer.  Mr. Essen is also an affiliated person of the Adviser because he is an officer of the Adviser.  Kevin M. Kinzie is an affiliated person of the Trust because he is a Trustee and officer and because he indirectly controls the Fund through his control of the Adviser, which in turn controls the Fund.  Mr. Kinzie is also an affiliated person of the Adviser because he is an officer of the Adviser and indirectly controls the Adviser.  Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's securities and investments in accordance with the Fund's stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund.  The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund and the Adviser.

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Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund, including through sub-advisers, in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and this Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees.

Pursuant to the Management Agreement, the Adviser receives an annual fee equal to 1.50% of the Fund's average daily net assets, computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, exclusive of any Rule 12b-1 distribution and servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expense, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations, at least until May 31, 2015, such that net annual fund operating expenses of the Funds do not exceed 1.95% of the daily average net assets attributable to the Fund. Waiver/reimbursement is subject to possible recoupment from a Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of a Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Funds' expenses and increase their performance.

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Expenses not expressly assumed by the Adviser under the Management Agreement are paid by the Fund.  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Management Agreement will continue in effect with respect to the Fund for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Investment Sub-Advisers

The Adviser has engaged Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to the Fund.  Nuveen is a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. ("NFA"), which is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch has since been acquired by Bank of America Corporation.  Nuveen has adopted policies and procedures that address arrangements involving Nuveen and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest. Nuveen had approximately $117 billion of assets under management as of December 31, 2013.  Nuveen is responsible for selecting fixed income investments and assuring that such investments are made according to the Fund's investment objective, policies and restrictions.

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The Adviser has engaged Graham Capital Management, L.P., located at 40 Highland Avenue, Rowayton, CT 06853, to serve as a sub-adviser to the Fund.  GCM is majority owned by KGT Investment Partners, L.P., which is ultimately owned by Kenneth Tropin and members of his immediate family. KGT, Inc., which serves as the general partner of GCM, holds a minority interest.  GCM is responsible for selecting tactical trend futures investments and assuring that such investments are made according to the Fund's investment objective, policies and restrictions; in so doing, GCM is relying upon the Fund’s interpretations of regulatory requirements.

Each Sub-Advisory Agreement provides that the sub-adviser will formulate and implement a continuous investment program for the Fund, in accordance with the  Fund's objective, policies and limitations and any investment guidelines established by the Adviser. The sub-advisers will, subject to the supervision and control of the Adviser, determine in its respective discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. Each sub-adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the respective Sub-Advisory Agreement.  The Adviser, not the Fund, will pay each sub-adviser, on a monthly basis, an annual sub-advisory fee based on the Fund's average daily net assets or on the portion thereof managed by the sub-adviser.

The Sub-Advisory Agreements continue in effect for two (2) years initially and then from year to year, provided they are approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreements or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated without penalty at any time by the Adviser or the respective sub-adviser on 60 days' written notice, and will automatically terminate in the event of an "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, the sub-advisers and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rules and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

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Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's and Nuveen's Proxy Voting Policies are attached hereto as Appendix A.

More information.  Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-523-8637; and (2) on the SEC's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-523-8637 and will be sent within 3 business days of receipt of a request.

DISTRIBUTION OF SHARES

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI  53202, is the principal underwriter/distributor (the "Distributor") for the shares of the Fund pursuant to a written agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.  The Distributor is wholly-owned and controlled by U.S. Bancorp Fund Services, LLC.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for 2 years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

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The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge and passes the contingent deferred sales charge to the Adviser.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of the Fund's average daily net assets attributable to the relevant class. Class I shares do not participate in the Plan.  Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to their shares. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

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The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the non-interested Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective non-interested Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the non-interested Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The Fund has not yet commenced operations, and, therefore, did not make any payments for services provided pursuant to the Plan.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Fund and assets under management in those accounts as of April 30, 2014 for Mr. Jon C. Essen, Mr. Chris J. Neuharth, Mr. Kenneth G. Tropin and Mr. Pablo Calderini:

Total Other Accounts Managed

Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Jon C. Essen	4	$456.4 million	0	$0	0	$0

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Portion of Total Other Accounts Managed Subject to Performance Fees

Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Jon C. Essen	0	$0	0	$0	0	$0

Total Other Accounts Managed

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Chris J. Neuharth	3	$2,178,000,000	0	$0	10	$949,000,000

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Chris J. Neuharth	0	$0	0	$0	0	$0

Total Other Accounts Managed

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Kenneth G. Tropin	5	$214,682,800	38	$4,709,252,000	6	$1,553,816,000

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Kenneth G. Tropin	0	$0	38	$4,709,252,000	6	$1,553,816,000

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Total Other Accounts Managed

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled I nvestment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Pablo Calderini	5	$214,682,800	38	$4,709,252,000	6	$1,553,816,000

Portion of Total Other Accounts Managed Subject to Performance Fees

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Pablo Calderini	0	$0	38	$4,709,252,000	6	$1,553,816,000

Conflicts of Interest.

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or a sub-adviser may receive fees from certain accounts that are higher than the fee received from the Fund, or any of them may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  The Adviser and each sub-adviser have adopted policies and procedures designed to address these potential material conflicts.  For instance, the Adviser and sub-advisers utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation of investment opportunities.

As compensation, the Adviser portfolio manager and Nuveen portfolio manager receive a salary and discretionary bonus.  The GCM portfolio managers receive a salary, in the case of Messrs. Tropin and Calderini, and a discretionary bonus and a formula bonus linked to performance of certain GCM funds, in the case of Mr. Calderini.  In addition, Mr. Tropin, as an indirect owner of GCM, is allocated a portion of GCM’s net income.

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Ownership.

As of the date of this SAI, the Fund has not yet commenced operations, and accordingly, no portfolio manager owned shares of the Fund.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED  SUBSIDIARY

The Subsidiary of the Fund is LCMT Fund Limited.  The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of LCMT Fund Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiary's affairs are overseen by a board of directors composed of the three Independent Trustees from the Board of Trustees of the Trust.

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio.  The Adviser has entered into a separate contract with GCM to serve as sub-adviser to the Subsidiary.  The Subsidiary has also entered into arrangements with U.S. Bank, N.A. to serve as the Subsidiary's custodian.  The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Adviser pays GCM a fee for its services on a consolidated basis for services to the Fund and Subsidiary.  The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section in this Statement of Additional Information titled "Tax Status – Wholly-Owned Subsidiaries" for information about certain tax aspects of the Funds' investment in the Subsidiary.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Adviser or a sub-adviser.  The Adviser and sub-advisers are authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or a sub-adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or a sub-adviser may determine.

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In selecting a broker or dealer to execute each particular transaction, the Adviser and each sub-adviser will take into consideration execution capability and available liquidity; timing and size of particular orders; commission rates; responsiveness; trading experience; reputation, and integrity and fairness in resolving disputes. "Best execution" means the best overall qualitative execution, not necessarily the lowest possible commission cost. The Adviser and sub-advisers will obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will periodically evaluate the overall reasonableness of brokerage commissions paid on client transactions by reference to such data. The Adviser and sub-advisers periodically review the past performance of the exchange members, brokers or dealers with whom they have been placing orders to execute Fund transactions in light of the factors discussed above.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or a sub-adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.  In allocating portfolio brokerage, the Adviser or a sub-adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or a sub-adviser exercise investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The Fund has not yet commenced operations, accordingly, as of December 31, 2013, the Fund had not paid any brokerage commissions and did not own securities of its regular broker-dealers.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

As of the date of this SAI, the Fund has not yet commenced operations; therefore, the Fund did not have any portfolio turnover.

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OTHER SERVICE PROVIDERS

Fund Administration, Accounting and Transfer Agent

The Administrator, Fund Accountant and Transfer Agent for the Fund is U.S. Bancorp Fund Services, LLC, which has its principal office at 615 East Michigan Street, Milwaukee, WI  53202, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.  It is an affiliate of the Distributor.

Pursuant to a Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement (each an "Agreement" and together the "Agreements") with the Fund, U.S. Bancorp Fund Services, LLC provides administrative, accounting and transfer agent services to the Fund, subject to the supervision of the Board.

Each Agreement was initially approved by the Board at a meeting held on February 25, 2014, with respect to the Fund.  Each Agreement shall remain in effect for 3 years from the date of its initial approval, and is subject to renewal thereafter.  Each Agreement is terminable by the Board or U.S. Bancorp Fund Services, LLC on 90 days' written notice and may be assigned provided the non-assigning party provides prior written consent.  The Agreements provide that U.S. Bancorp Fund Services, LLC shall not be liable to the Trust except for liabilities resulting from its refusal or failure to comply with the terms of the Agreements, or its bad faith, negligence or willful misconduct in the performance of its duties under the Agreements.

Administration.  U.S. Bancorp Fund Services, LLC provides general Fund administrative management such as: acting as liaison among Fund service providers, coordinating the Trustee's communications, meeting agendas and resolutions, preparing appropriate schedules and assisting independent auditors, monitoring compliance with the Investment Company Act requirements, preparing and filing with the appropriate state securities authorities any and all required compliance filings relating to the qualification of the securities of the Fund, assisting Fund counsel in the annual update of the Prospectus and SAI and in preparation of proxy statements as needed, monitoring the Trust's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, providing financial data required by the Prospectus and SAI, and preparing and filing on a timely basis appropriate federal and state tax returns.

For the administrative services rendered to the Fund, U.S. Bancorp Fund Services, LLC received fund administration fees in the following amounts:

For its first year of operations, the Fund will pay a fund administration fee equal to 0.09% (9 basis points) on the first $75 million of Fund assets, 0.07% (7 basis points) on the next $250 million and 0.05% (5 basis points) on the balance, subject to a minimum annual fee of $64,000.  The Fund will also pay administration-related out-of-pocket expenses.

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Fund Accounting. U.S. Bancorp Fund Services, LLC provides general Fund accounting services, including: portfolio valuation and trade reporting, expense accrual and payment, computation of net asset value, maintenance of ledgers and books and records, financial and tax reporting, as required by the 1940 Act, maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser and reconciling sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund by U.S. Bancorp Fund Services, LLC, the Fund pays a fund accounting fee based upon the number and type of Fund transactions and accounting-related out-of-pocket expenses.

Transfer Agent.  U.S. Bancorp Fund Services, LLC, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, serves as transfer, dividend disbursing, and shareholder servicing agent for the Fund.

Custodian

U.S. Bank, N.A., (the "Custodian") located at 1555 N. Rivercenter Dr., Milwaukee, WI 53212 and One Federal Street, 3rd Floor, Boston, MA  02110, serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.  Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser and Sub-Adviser.  The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees.  Cumulative voting is not authorized for the Trust.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

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The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and the Administrator have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Pricing of Shares

The net asset value ("NAV") of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  For a description of the methods used to determine the NAV, see "How Shares Are Priced" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

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The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Fund.  Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share or offering price (net asset value plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

The redemption price is the net asset value next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable redemption fee. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

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The Fund may purchase shares of Investment Companies that charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fee/Market Timing

The Fund discourages and does not accommodate market timing.  Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Fund's transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund.  A 1% fee will be assessed against investment proceeds withdrawn within 30 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases.

While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or their shareholders or if the Fund thinks that trading is abusive.

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Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

o	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
o	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
o	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
o
redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

o	involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or
o	other types of redemptions as the Adviser or the Fund may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders. The Fund may invest in companies that pay "qualifying dividends." Investors in the Fund may benefit from the tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

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Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.  Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly-Owned Subsidiary

The Fund intends to invest a portion of its assets in a Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

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In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the respective Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of its Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.  A registered investment company, such as the Fund, is not subject to entity level taxation so long as it meets the "qualifying income" test under the Internal Revenue Code of 1986, as amended.  In the event that the Internal Revenue Service were to take issue with the dividend issued by the Subsidiary to the Fund being counted as "qualifying income" for the Fund, the Fund may fail the "qualifying income" test and be subject not only to entity level taxation on gains, but also to additional fines or penalties.

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In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Fund's independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust's legal counsel.

CONSOLIDATED FINANCIAL STATEMENTS

The Fund has not yet commenced operations.  You can obtain a copy of the consolidated financial statements to be contained in the Fund's Annual or Semi-Annual Report without charge by calling the Fund at 1-855-523-8637.

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APPENDIX A

PROXY VOTING GUIDELINES FOR

LoCorr Fund Management, LLC
Proxy Voting Policy and Procedures

The Adviser will vote proxies vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)	The Operations Unit will determine which of the Adviser holds the security to which the proxy relates;

(c)
Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)
If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.
As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

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2
If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3
With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

In order to fulfill its responsibilities under the Act, LoCorr Fund Management, LLC (hereinafter "we" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors.  While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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Transparency.  Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company's board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Registered Public Accounting Firm

We believe that the relationship between a company and its independent registered public accountants should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

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We will evaluate on a case-by-case basis instances in which the independent registered public accounting firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.           Requiring senior executives to hold stock in a company.
2.           Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

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Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.           Copies of these proxy voting policies and procedures, and any amendments thereto;

2.           A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3.           A record of each vote that the Adviser casts;

4.	A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.           A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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SUB-ADVISER ("Nuveen") PROXY VOTING POLICY AND PROCEDURES

Effective Date:  January 1, 2011

I.           General Principles

A.           Nuveen Asset Management, LLC ("Adviser") is an investment sub-adviser for certain of the Nuveen Funds (the "Funds") and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, "Accounts").  As such, Accounts may confer upon Adviser complete discretion to vote proxies.  It is Adviser's duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters. (Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked.  However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity.  In addition, Adviser may not to vote proxies where the voting would in Adviser's judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser).  In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B.           If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser.  Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C.           Adviser's Investment Policy Committee ("IPC"), comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser's Proxy Voting Committee ("PVC").  The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser's exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II.           Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth Adviser's positions on recurring proxy issues and criteria for addressing non-recurring issues.  These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III.           Procedures

A.           Supervision of Proxy Voting Service.  The PVC shall supervise the relationship with Adviser's proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser's proxy voting record keeper and generates reports on how proxies were voted.

Table of Contents - Statement of Additional Information

B.           Conflicts of Interest.

1.
The following relationships or circumstances may give rise to conflicts of interest (A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present):

a.
The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser ("MDP"), or a company that controls, is controlled by or is under common control with MDP.

b.
The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d.	Any other circumstances that Adviser is aware of where Adviser's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be materially compromised.

2.
Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3.
To further minimize this risk, the IPC will review ISS' conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.
In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Adviser faces no material conflicts of its own with respect to the specific proxy vote.

5.	If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

Table of Contents - Statement of Additional Information

c.	Voting in proportion to the other shareholders;

d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

e.	Following the recommendation of a different independent third party.

6.
In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser's Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser's President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.           Proxy Vote Override.  From time to time, a portfolio manager of an Account (a "Portfolio Manager") may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser's Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.  If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under "Conflicts of Interest."

D.           Securities Lending.

1.
In order to generate incremental revenue, some clients may participate in a securities lending program.  If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date.  A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time.  Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Table of Contents - Statement of Additional Information

2.
Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E.           Proxy Voting for ERISA Clients.  If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F.           Proxy Voting Records.  As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.  Adviser may rely on ISS to make and retain on Adviser's behalf records pertaining to the rule.

G.           Fund of Funds Provision.  In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund.  If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.           Legacy Securities.  To the extent that Adviser receives proxies for securities that are transferred into an Account's portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser's interest in maximizing the value of client investments. Adviser may agree to an institutional Account's special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.           Review and Reports.

1.
The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

Table of Contents - Statement of Additional Information

2.
The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.  Adviser also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K.           Vote Disclosure to Clients.  Adviser's institutional and separately managed account clients can contact their relationship manager for more information on Adviser's policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser's vote.

IV.           Policy Owner

IPC

V.           Responsible Parties

IPC
PVC
ADV Review Team
Last Amended 1/1/11

Table of Contents - Statement of Additional Information

PART C
OTHER INFORMATION

Item 28.  Financial Statements and Exhibits.

(a) Articles of Incorporation.
(i) Registrant's Agreement and Declaration of Trust, which was filed as an exhibit to Registrant's Registration Statement on December 22, 2010, is hereby incorporated by reference.
(ii) Amendment No. 4 to the Agreement and Declaration of Trust is filed herewith.

(b) By-Laws. Registrant's By-Laws, which were filed as an exhibit to Registrant's Registration Statement on December 22, 2010, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder.  None, other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.
(i) Management Agreement between the Trust and LoCorr Fund Management, LLC dated April 11, 2014 filed as an exhibit to Post-Effective Amendment ("PEA") No. 15 to the Registration Statement on April 30, 2014, is hereby incorporated by reference.
(ii)  Expense Limitation Agreement between the Trust and LoCorr Fund Management, LLC filed as an exhibit to PEA No. 15 to the Registration Statement on April 30, 2014, is hereby incorporated by reference..
(iii) Sub-Advisory Agreement between LoCorr Fund Management, LLC and Nuveen Asset Management, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(iv)  Sub-Advisory Agreement between  LoCorr Fund Management, LLC and Galliard Capital Management, Inc., which was filed as an exhibit to PEA No. 3 to the Registration Statement on December 28, 2011, is hereby incorporated by reference.
(v) Sub-Advisory Agreement between LoCorr Fund Management, LLC and Millennium Asset Management, L.L.C., which was filed as an exhibit to PEA No. 8 to the Registration Statement on April 17, 2013, is hereby incorporated by reference.
(vi) Sub-Advisory Agreement between  LoCorr Fund Management, LLC and Nuveen Asset Management, LLC, which was filed as an exhibit to PEA No. 11 to the Registration Statement on December 26, 2013, is hereby incorporated by reference.
(vii) Sub-Advisory Agreement between LoCorr Fund Management, LLC and Trust & Fiduciary Management Services, Inc., which was filed as an exhibit to PEA No. 11 to the Registration Statement on December 26, 2013, is hereby incorporated by reference.
(viii) Sub-Advisory Agreement between LoCorr Fund Management, LLC and Billings Capital Management, LLC filed as an exhibit to Post-Effective Amendment ("PEA") No. 15 to the Registration Statement on April 30, 2014, is hereby incorporated by reference.
(ix) Sub-Advisory Agreement between LoCorr Fund Management, LLC and Nuveen Asset Management, LLC is filed herewith.
(x) Sub-Advisory Agreement between LoCorr Fund Management, LLC and Graham Capital Management, L.P. is filed herewith.
(xi) Agreement Addendum between LoCorr  Fund  Management,  LLC and Graham Capital  Management,  L.P is filed herewith.

(e) Underwriting Contracts.
(i) Distribution Agreement between the Trust and Quasar Distributors, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

(ii) Fifth Amendment to the Distribution Agreement filed as an exhibit to PEA No. 15 to Registrant's Registration Statement on April 30, 2014, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i) Custody Agreement between the Trust and U.S. Bank, N.A., which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(ii) Fifth Amendment to the Custody Agreement was filed as an exhibit to PEA No. 15 to Registrant's Registration Statement on April 30, 2014, is hereby incorporated by reference..

(h) Other Material Contracts.
(i)  Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(ii)   Fifth Amendment to the Fund Accounting Servicing Agreement filed as an exhibit to PEA No. 15 to Registrant's Registration Statement on April 30, 2014, is hereby incorporated by reference..
(iii) Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(iv)  Fifth Amendment to the Transfer Agent Servicing Agreement filed as an exhibit to PEA No. 15 to Registrant's Registration Statement on April 30, 2014, is hereby incorporated by reference..
(v) Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(vi)  Fifth Amendment to the Fund Administration Servicing Agreement filed as an exhibit to PEA No. 15 to Registrant's Registration Statement on April 30, 2014, is hereby incorporated by reference.

(i) Legal Opinion.
 Legal Opinion and Consent of Thompson Hine LLP, is filed herewith.

(j) Other Opinions.
None.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Subscription Agreement between the Trust and the Initial Investor, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

(m) Rule 12b-1 Plans.

(i) Amended Class A Plan of Distribution Pursuant to Rule 12b-1, is filed herewith.

(ii) Amended Class C Plan of Distribution Pursuant to Rule 12b-1 is filed herewith.

(n) Amended Rule 18f-3 Plan is filed herewith.

(o) Reserved.

(p) Code of Ethics.
(i) Code of Ethics for LoCorr Investment Trust, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(ii) Code of Ethics for LoCorr Fund Management, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(iii) Code of Ethics for Nuveen Asset Management, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.
(iv) Code of Ethics for Galliard Capital Management, Inc., which was filed as an exhibit to PEA No. 3 to the Registration Statement on December 28, 2011, is hereby incorporated by reference.
(v) Code of Ethics for Millennium Asset Management, L.L.C., which was filed as an exhibit to PEA No. 8 to the Registration Statement on April 17, 2013, is hereby incorporated by reference.
(vi) Code of Ethics for Trust & Fiduciary Management Services, Inc., which was filed as an exhibit to PEA No. 11 to the Registration Statement on December 26, 2013, is hereby incorporated by reference.
(vii) Code of Ethics for Billings Capital Management, LLC filed as an exhibit to PEA No. 15 to Registrant's Registration Statement on April 30, 2014, is hereby incorporated by reference .

(vii) Code of Ethics for Access Persons of Quasar Distributors, LLC dated March 17, 2014 filed as an exhibit to PEA No. 15 to Registrant's Registration Statement on April 30, 2014, is hereby incorporated by reference.

(ix) Code of Ethics for Graham Capital Management, L.P. is filed herewith.

(q) Powers of Attorney.

(i) Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, which were filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, are hereby incorporated by reference.
(ii) Power of Attorney for Mark A. Thompson, which was filed as an exhibit to PEA No. 8 to the Registration Statement on April 17, 2013, is hereby incorporated by reference.

Item 29. Control Persons.  None

Item 30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included.

The application of the preceding indemnification provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Distribution Agreement with the Trust's principal underwriter (the "Distributor") provides that Trust shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Distributor Indemnitees"), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys' fees) (collectively, "Losses") that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Trust's refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided, subject to various limits contained in the Distribution Agreement.

Item 31.  Business and Other Connections of the Investment Adviser and Sub-Adviser.  LoCorr Fund Management, LLC, 261 School Avenue, 4th Floor, Excelsior, MN 55331 is a registered investment adviser.  Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser's Form ADV, file number 801- 72130.  Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, IL 60606, serves as sub-adviser to the Registrant.  Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801-71957.    Millennium Asset Management, L.L.C., 22287 Mulholland Hwy, Suite 417, Calabasas, CA 91302, serves as a sub-adviser to the Registrant.  Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed on April 30, 2014, and the sub-adviser's Form ADV, file number 801- 77954.  Billings Capital Management, LLC, 1001 19th St. N., Suite 1950, Arlington, VA 22209, serves as a sub-adviser to the Registrant.  Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed on April 30, 2014, and the sub-adviser's Form ADV, file number 801- 79386.  Graham Capital Management, L.P., 40 Highland Ave., Rowayton, CT 06853, serves as a sub-adviser to the Registrant.  Additional information about the sub-adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the sub-adviser's Form ADV, file number 801- 73422.

Item 32.  Principal Underwriter.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202 serves as the principal underwriter and distributor of shares of the Registrant’s series.

(a) Set forth below is the name of each investment company (other than the Registrant) for which Quasar Distributors, LLC acts as a principal underwriter, depositor or investment adviser:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	KKR Alternative Corporate Opportunities Fund P
Aegis Value Fund, Inc.	KKR Series Trust
Allied Asset Advisors Funds	Litman Gregory Funds Trust
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	LoCorr Investment Trust
Alpine Series Trust	Loeb King Trust
Appleton Funds	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Bridge Builder Trust	Matrix Advisors Value Fund, Inc.
Bridges Investment Fund, Inc.	Merger Fund
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Capital Guardian Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
ETF Series Solutions	Prospector Funds, Inc.
Evermore Funds Trust	Provident Mutual Funds, Inc.
FactorShares Trust	Purisima Funds
First American Funds, Inc.	Rainier Investment Management Mutual Funds
First American Investment Funds, Inc.	RBC Funds Trust
First American Strategy Funds, Inc.	SCS Financial Funds
Glenmede Fund, Inc.	Stone Ridge Trust
Glenmede Portfolios	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Hennessy Funds, Inc.	USFS Funds Trust
Hennessy Mutual Funds, Inc.	Wall Street Fund, Inc.
Hennessy SPARX Funds Trust	Westchester Capital Funds
Hotchkis & Wiley Funds	Wexford Trust/PA
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of the Registrant, Investment Adviser, Sub-Advisers, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian.  The address of the Registrant and Investment Adviser is 261 School Avenue, 4th Floor, Excelsior, MN  55331.  The addresses of the Sub-Advisers are as set forth above in response to Item 31.  The address of the Principal Underwriter, Transfer Agent, Fund Accountant and Administrator is 615 East Michigan Street, Milwaukee, WI  53202.  The address of the Custodian is 1555 N. Rivercenter Dr., Milwaukee, WI  53212.

Item 34. Management Services.  None.

Item 35. Undertakings.  The Registrant undertakes that each of its Subsidiaries will submit to inspection by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 23rd day of June, 2014.

LoCorr Investment Trust

By:  /s/ JoAnn M Strasser
 JoAnn M Strasser
 Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 23rd day of June, 2014.

Signature	Title(s)
Jon C. Essen*	Trustee, Treasurer and Principal Financial Officer
Kevin M. Kinzie*	Trustee, President and Principal Executive Officer
Mark A. Thompson*	Trustee
Ronald A. Tschetter*	Trustee
James W. Morton*	Trustee

*By: /s/ JoAnn M. Strasser
JoAnn M. Strasser
Attorney-in-Fact

Exhibit Index

1.	Amendment No. 4 to the Agreement and Declaration of Trust	EX99.28(a)(ii)
2.	Sub-Advisory Agreement between LoCorr Fund Management, LLC and
	Nuveen Asset Management, LLC	EX99.28(d)(ix)
3.	Sub-Advisory Agreement between LoCorr Fund Management, LLC and
	Graham Capital Management, L.P.	EX99.28(d)(x)
4.	Addendum Agreement between between LoCorr Fund Management, LLC and
	Graham Capital Management, L.P.	EX99.28(d)(xii)
5.	Legal Opinion and Consent of Thompson Hine LLP	EX99.28(i)
6.	Amended Class A 12b-1 Plan	EX99.28(m)(i)
7.	Amended Class C 12b-1 Plan	EX99.28(m)(ii)
8.	Amended Rule 18f-3 Plan	EX99.28(n)
9.	Code of Ethics for Graham Capital Management, L.P.	EX99.28(p)(ix)